                                                   EXHIBIT 32.1

                                            SECTION 1350 CERTIFICATION

         In connection with the Annual Report of First M&F Corporation (the "Company") on Form 10-K for the
period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Hugh S. Potts, Jr., Chief Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

A.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
of 1934; and

B.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 15, 2005

                                                              /s/ Hugh S. Potts, Jr.
                                                              --------------------------------------
                                                              Hugh S. Potts, Jr.
                                                              Chairman and Chief Executive Officer

                                                   EXHIBIT 32.2

                                            SECTION 1350 CERTIFICATION

         In connection with the Annual Report of First M&F Corporation (the "Company") on Form 10-K for
the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, John G. Copeland, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

A.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
of 1934; and

B.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 15, 2005

                                                              /s/ John G. Copeland
                                                              -------------------------------------
                                                              John G. Copeland
                                                              EVP & Chief Financial Officer